Warrants Liabilities	3 Months Ended
Sep. 30, 2023
Warrants Liabilities [Abstract]
Warrants liabilities

Note 14. Warrants liabilities

Each of the Warrants to purchase an aggregate of 11,110,000 Ordinary Shares are exercisable to purchase one Ordinary Share and only whole warrants are exercisable. The exercise price of the Warrants is $11,50 per share. A Warrant may be exercised only during the period commencing on the date of the consummation of the transactions contemplated by the Business Combination Agreement and terminating on the earlier to occur of: the date that is five (5) years after the date on which the Business Combination is completed or the liquidation of the Company. Redemptions of warrants for cash once the public warrants become exercisable, may be redeemed (i) in whole and not in part, (ii) at a price of $0,01 per warrant, (iii) upon not less than 30 days’ prior written notice of redemption to each warrant holder, and (iv) if, and only if, the reported last sale price of the Ordinary Shares equals or exceeds $18,00 per share for any 20 trading days within a 30-trading day period ending three business days before sending the notice of redemption to each warrant holder. If the public warrants are called for redemption for cash, management will have the option to require all holders that wish to exercise the public warrants to do so on a “cashless basis”. The private warrants will be treated identical to the public warrants.

Considering that the fair value as of September 30, 2023 and June 30, 2023, is $0.0351 and $0.0799 per Ordinary Share respectively, the valuation of warrants is the following:

	As of September 30, 2023	As of June 30, 2023
At the beginning of the period	$887,689	$-
Issued by the SPAC	-	1,666,500
Fair value remeasurement (Gain)	(497,728)	(778,811)
At the end of the period	$389,961	$887,689